EXHIBIT 99.2

EXXON MOBIL CORPORATION

3Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 7)

Net Income (U.S. GAAP), $M	3Q08	2Q08	1Q08	4Q07	3Q07
Upstream
United States	1,879	2,034	1,631	1,275	1,196
Non-U.S.	9,092	7,978	7,154	6,929	5,103
Total	10,971	10,012	8,785	8,204	6,299
Downstream
United States	978	293	398	622	914
Non-U.S.	2,035	1,265	768	1,645	1,087
Total	3,013	1,558	1,166	2,267	2,001
Chemical
United States	257	102	284	335	296
Non-U.S.	830	585	744	777	906
Total	1,087	687	1,028	1,112	1,202

Corporate and financing	(241)	(577)	(89)	77	(92)
Net income (U.S. GAAP)	14,830	11,680	10,890	11,660	9,410
Net income per common share (U.S. GAAP)	2.89	2.25	2.05	2.15	1.72
Net income per common share
- assuming dilution (U.S. GAAP)	2.86	2.22	2.03	2.13	1.70

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	1,620	0	0	0	0
Total	1,620	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	(170)	(290)	0	0	0
Corporate total	1,450	(290)	0	0	0

Earnings Excluding Special Items $M
Upstream
United States	1,879	2,034	1,631	1,275	1,196
Non-U.S.	7,472	7,978	7,154	6,929	5,103
Total	9,351	10,012	8,785	8,204	6,299
Downstream
United States	978	293	398	622	914
Non-U.S.	2,035	1,265	768	1,645	1,087
Total	3,013	1,558	1,166	2,267	2,001
Chemical
United States	257	102	284	335	296
Non-U.S.	830	585	744	777	906
Total	1,087	687	1,028	1,112	1,202

Corporate and financing	(71)	(287)	(89)	77	(92)
Corporate total	13,380	11,970	10,890	11,660	9,410
EPS excluding Special Items - assuming dilution	2.59	2.27	2.03	2.13	1.70
EXXON MOBIL CORPORATION

3Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 7)

Supplemental Information (continued)

Net production of crude oil and	3Q08	2Q08	1Q08	4Q07	3Q07
natural gas liquids, kbd
United States	341	366	386	385	373
Canada/South America	283	281	297	305	321
Europe	397	439	457	461	446
Africa	639	637	635	669	686
Asia Pacific/Middle East	510	509	498	503	533
Russia/Caspian	121	159	195	194	178
Total liquids production	2,291	2,391	2,468	2,517	2,537

Natural gas production available for sale, mcfd
United States	1,167	1,317	1,288	1,405	1,414
Canada/South America	633	651	663	717	799
Europe	2,768	3,255	5,126	4,945	2,665
Africa	33	30	34	26	25
Asia Pacific/Middle East	3,135	3,129	2,994	3,205	3,270
Russia/Caspian	87	107	124	116	110
Total natural gas production available for sale	7,823	8,489	10,229	10,414	8,283

Total worldwide liquids and gas production, koebd	3,595	3,806	4,173	4,253	3,918

Refinery throughput, kbd
United States	1,592	1,811	1,759	1,804	1,790
Canada	468	451	425	467	451
Europe	1,647	1,590	1,572	1,660	1,648
Asia Pacific	1,328	1,312	1,449	1,457	1,368
Other Non-U.S.	319	308	321	329	325
Total refinery throughput	5,354	5,472	5,526	5,717	5,582

Petroleum product sales, kbd
United States	2,437	2,584	2,548	2,733	2,709
Canada	452	425	441	475	470
Europe	1,736	1,719	1,707	1,728	1,783
Asia Pacific	1,338	1,321	1,410	1,472	1,429
Other Non-U.S.	725	726	715	717	710
Total petroleum product sales	6,688	6,775	6,821	7,125	7,101

Gasolines, naphthas	2,622	2,636	2,666	2,833	2,831
Heating oils, kerosene, diesel	2,063	2,067	2,089	2,155	2,056
Aviation fuels	640	623	612	639	671
Heavy fuels	602	630	687	724	728
Specialty products	761	819	767	774	815
Total petroleum product sales	6,688	6,775	6,821	7,125	7,101

Chemical prime product sales, kt
United States	2,248	2,702	2,555	2,762	2,661
Non-U.S.	3,812	4,016	4,023	4,287	4,068
Total chemical prime product sales	6,060	6,718	6,578	7,049	6,729

EXXON MOBIL CORPORATION

3Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 7)

Supplemental Information (continued)

Average Realization Data	3Q08	2Q08	1Q08	4Q07	3Q07
United States
ExxonMobil
Crude ($/b)	104.89	119.32	91.36	83.18	69.52
Natural Gas ($/kcf)	9.33	10.13	8.01	6.38	5.87

Benchmarks
WTI ($/b)	117.83	123.98	97.94	90.66	75.48
ANS-WC ($/b)	116.90	123.79	96.62	88.76	76.49
Henry Hub ($/mbtu)	10.25	10.94	8.03	6.97	6.16

Non-U.S.
ExxonMobil
Crude ($/b)	112.63	119.20	93.47	85.38	71.81
Natural Gas ($/kcf)	10.14	9.90	9.28	8.19	6.27
European NG ($/kcf)	12.10	11.61	10.30	9.34	7.49

Benchmarks
Brent ($/b)	114.78	121.38	96.90	88.69	74.87

Capital and Exploration Expenditures, $M
Upstream
United States	1,000	743	591	681	568
Non-U.S.	4,277	4,514	3,504	3,857	3,283
Total	5,277	5,257	4,095	4,538	3,851
Downstream
United States	421	426	351	336	263
Non-U.S.	423	478	476	578	721
Total	844	904	827	914	984
Chemical
United States	123	123	99	118	96
Non-U.S.	598	674	467	568	505
Total	721	797	566	686	601
Other	11	12	3	13	5

Total Capital and Exploration Expenditures	6,853	6,970	5,491	6,151	5,441

Exploration Expense Charged to Income, $M
Consolidated - United States	45	46	53	79	75
- Non-U.S.	353	288	283	419	271
Non-consolidated - ExxonMobil share - United States	0	0	0	0	0
- Non-U.S.	6	5	2	22	5
Total Exploration Expense Charged to Income	404	339	338	520	351

Effective Income Tax Rate, %	45%	49%	49%	44%	46%

Common Shares Outstanding (millions)
At quarter end	5,087	5,194	5,284	5,382	5,464
Average - assuming dilution	5,160	5,261	5,362	5,454	5,536

Total Cash and Cash Equivalent ($G)	36.7	39.0	40.9	34.0	36.0
Includes restricted cash

Total Debt ($G)	10.3	9.6	10.0	9.6	9.0

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	14.4	13.4	21.4	11.3	15.1
Sales of subsidiaries, investments and PP&E	2.6	1.2	0.4	1.8	0.7
Cash flows from operations and asset sales	17.0	14.6	21.8	13.1	15.8

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the third quarter of 2008. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION 3Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 7)

Upstream Earnings

Upstream 3Q08 vs. 3Q07
$M
12,000
10,000
8,000
6,000
4,000
2,000
0
6,299
4,410
(1,310)
(50)
9,351
3Q07
Realization
Vol/Mix
Other
3Q08

Upstream 3Q08 vs. 2Q08
$M
12,000
10,000
8,000
6,000
4,000
2,000
0
10,012
(840)
(40)
220
9,351
2Q08
Realization
Vol/Mix
Other
3Q08

$M	3Q07	3Q08	3Q08 vs. 3Q07
U.S.	1,196	1,879	+683
Non-U.S.	5,103	7,472	+2,369
Total	6,299	9,351	+3,052

$M	2Q08	3Q08	3Q08 vs. 2Q08
U.S.	2,034	1,879	-155
Non-U.S.	7,978	7,472	-506
Total	10,012	9,351	-661

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 3Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 7)

Upstream Volumes

Volumes 3Q08 vs. 3Q07
KOEBD
5,000
4,000
3,000
2,000
1,000
0
3,918
Net Interest Reductions
(57)
(53)
Price / Spend
(24)
(189)
3,595
3Q07
Entitlements
Hurricane Impacts
Other
3Q08

	3Q08	vs. 3Q07	%	Ex Entitlements and Hurricane Impacts
Liquids (KBD)	2,291	-246	-9.7%	
Natural Gas (MCFD)	7,823	-460	-5.6%	
Combined (KOEBD)	3,595	-323	-8.2%	-4.8%

EXXON MOBIL CORPORATION 3Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 7)

Downstream Earnings

Downstream 3Q08 vs. 3Q07
$M
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2,001
1,070
210
(270)
3,013
3Q07
Margin
Vol/Mix
Other
3Q08

Downstream 3Q08 vs. 2Q08
$M
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1,558
1,820
90
(450)
3,013
2Q08
Margin
Vol/Mix
Other
3Q08

$M	3Q07	3Q08	3Q08 vs. 3Q07
U.S.	914	978	+64
Non-U.S.	1,087	2,035	+948
Total	2,001	3,013	+1,012

$M	2Q08	3Q08	3Q08 vs. 2Q08
U.S.	293	978	+685
Non-U.S.	1,265	2,035	+770
Total	1,558	3,013	+1,455

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 3Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 7 of 7)

Chemical Earnings

Chemical 3Q08 vs. 3Q07
$M
1,500
1,000
500
0
1,202
(55)
(200)
140
1,087
3Q07
Margin
Vol/Mix
Other
3Q08

Chemical 3Q08 vs. 2Q08
$M
1,500
1,000
500
0
687
630
(280)
50
1,087
2Q08
Margin
Vol/Mix
Other
3Q08

$M	3Q07	3Q08	3Q08 vs. 3Q07
U.S.	296	257	-39
Non-U.S.	906	830	-76
Total	1,202	1,087	-115

$M	2Q08	3Q08	3Q08 vs. 2Q08
U.S.	102	257	+155
Non-U.S.	585	830	+245
Total	687	1,087	+400

Note: Earnings exclude special items

ExxonMobil